Filed pursuant to Rule 497(e)
Securities Act File No. 333-214468
Investment Company Act File No. 811-23213

USCF Mutual Funds TRUST

USCF Commodity Strategy Fund

Class A Shares (USCFX)

and

Class I Shares (USCIX)

Supplement dated July 13, 2018 to the Prospectus for the above-named Fund dated October 30, 2017, as supplemented through the date hereof. This Supplement updates and supersedes information to the contrary contained in the above dated Prospectus. Please review this important information carefully.

Effective July 13, 2018, the following replaces the “Example” section and table under the “Fund Summary” section of the Prospectus for USCF Commodity Strategy Fund found on page 3:

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the Expense Limitation Agreement only in the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Class A	$626	$1,620
Class I	$97	$1,098

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE